Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2018
Accounting Changes and Error Corrections [Abstract]
Recent Accounting Pronouncements
Recent Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-2, “Leases (Topic 842)” which introduces the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous guidance. The guidance will be effective for annual reporting periods beginning after December 15, 2018 and interim periods within those fiscal years with early adoption permitted. The Company will adopt ASU 2016-2 on January 1, 2019 using the modified retrospective method. The Company has completed its evaluation of operating leases related to offices, processing centers, warehouse spaces and, to a lesser extent, certain equipment. The Company expects the adoption of the standard will result in approximately $50 million to $60 million in right-of-use assets and lease obligations on the Consolidated Balance Sheets. The Company expects the Income Statement recognition to appear similar to its current methodology. The Company will elect the practical expedients upon transition which will retain the lease classification for leases and any unamortized initial direct costs that existed prior to the adoption of the standard.
On January 1, 2018, the Company adopted ASC 606 and all the related amendments using the modified retrospective method. The adoption did not have a material impact to the Company’s revenue recognition policy under the previous standard and adoption of the new standard did not result in an adjustment to the Company’s beginning retained earnings balance.
On January 1, 2018, the Company adopted ASU 2016-18, Statement of Cash Flows “Restricted Cash (a consensus of the FASB Emerging Issues Task Force)”, using a retrospective transition method to each period presented. The new standard no longer requires the Company to present transfers between cash and cash equivalents and restricted cash in the statements of cash flows. Adoption of the new standard resulted in a decrease of $0.4 million and $0.6 million in net cash provided by operating activities as previously reported for the years ended December 31, 2017 and 2016, respectively. See the Consolidated Statements of Cash Flows above which includes a reconciliation of cash and cash equivalents to total cash, cash equivalents, and restricted cash.
In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments.” The guidance will replace the incurred loss impairment methodology under current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates The guidance is effective for public companies for interim and annual periods beginning after December 15, 2019, with early adoption permitted for interim and annual periods beginning after December 15, 2018. The Company is in the initial stages of evaluating the impact of this standard on the Consolidated Financial Statements.